REGISTRANT NAME:           EAI SELECT MANAGERS EQUITY FUND
FILE NUMBER:               811-09112
REGISTRANT CIK NUMBER:     0001002403
REPORTING PERIOD:          DECEMBER 31, 2002



                        CERTIFICATION PURSUANT TO SECTION
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Annual Report of EAI Select Managers Equity Fund (the "registrant) of Form N-CSR for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Phillip N. Maisano, Chief Executive Officer of the registrant, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. That the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.



By: /s/ Phillip N. Maisano
    --------------------------
    Phillip N. Maisano
    Chief Executive Officer


Date: February 25, 2003

REGISTRANT NAME:           EAI SELECT MANAGERS EQUITY FUND
FILE NUMBER:               811-09112
REGISTRANT CIK NUMBER:     0001002403
REPORTING PERIOD:          DECEMBER 31, 2002



                        CERTIFICATION PURSUANT TO SECTION
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of EAI Select Managers Equity Fund (the "registrant) of Form N-CSR for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Peter P. Gwiazdowski, Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. That the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.



By: /s/ Peter P. Gwiazdowski
    --------------------------
    Peter P. Gwiazdowski
    Chief Financial Officer


Date: February 25, 2003